SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 22, 2003

Date of Report (Date of earliest event reported)

CORIO, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	000-31003 (Commission File)	77-0492528 (IRS Employer Identification Number)

959 Skyway Road, Suite 100

San Carlos, CA 94070

(Address of Principal Executive Offices)

(650) 232-3000

(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1	Press Release dated July 22, 2003 by Corio, Inc.

ITEM 9.	REGULATION FD DISCLOSURE (INFORMATION FURNISHED IN THIS ITEM 9 IS FURNISHED UNDER ITEM 12)

In accordance with Securities and Exchange Commission Release No.33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 22, 2003, Corio, Inc., a Delaware corporation (“Corio”), announced its financial results for the fiscal quarter ended June 30, 2003 and certain other information. A copy of Corio’s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1. The press release included as an exhibit to this report contains “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about Corio’s business and other matters contained in the press release are “forward-looking”. The press release also states that additional factors that could cause results to differ from those projected are discussed in our public filings with the Securities and Exchange Commission (the “SEC”) and are available at the SEC’s website (http://www.sec.gov).

The press release attached as Exhibit 99.1 discloses earnings before interest, taxes, depreciation and amortization, or EBITDA, that may be considered a non-GAAP financial measure within the meaning set forth in the recently adopted rules of the SEC. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. In order to fully assess our financial operating results, management believes that EBITDA is an appropriate measure of evaluating our operating performance, because it reflects the resources available to pursue strategic opportunities including, among others, investing in the business and strengthening the balance sheet. However, this measure should be considered in addition to, and not as a substitute, or superior to, operating income, cash flows, or other measures of financial performance prepared in accordance with generally accepted accounting principles. The non-GAAP financial measure included in our press release has been reconciled to the nearest GAAP measure as is now required under new SEC rules regarding the use of non-GAAP financial measures. As used herein, “GAAP” refers to accounting principles generally accepted in the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORIO, INC.

Date: July 22, 2003	By:	/s/ GEORGE KADIFA
George Kadifa Chief Executive Officer

CORIO, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated July 22, 2003